SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):          8/26/2002

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE4
(Exact name of registrant as specified in its charter)


          Delaware                      333-61840             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On      8/26/2002     a scheduled distribution was made from the Trust
     to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated              8/26/2002
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                        Date:
                        Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated                         8/26/2002


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                8/26/2002

DISTRIBUTION SUMMARY

                                 Beginning                   Current Period
               Original  Current Principal      Principal      Pass-Through
Class       Face Value              Amount    Distribution             Rate
A-1     $550,000,000.00    $506,290,775.82  $13,883,585.78          2.18188%
A-2     $150,000,000.00    $139,940,937.30   $4,358,732.55          2.27688%
A-3      $61,000,000.00     $56,909,314.50   $1,772,551.24          2.16688%
A-F     $100,000,000.00     $94,456,853.81   $2,157,948.13          5.51000%
A-IO    $445,185,000.00    $411,337,501.15           $0.00          6.16312%
A-F-I    $29,300,000.00     $19,900,000.00           $0.00          5.50000%
M-1      $55,500,000.00     $55,500,000.00           $0.00          2.88688%
M-2      $51,000,000.00     $51,000,000.00           $0.00          3.58688%
M-F-1     $4,900,000.00      $4,900,000.00           $0.00          6.94000%
M-F-2     $4,900,000.00      $4,900,000.00           $0.00          7.42000%
B        $17,500,000.00     $17,500,000.00           $0.00          4.33688%
B-F       $5,200,000.00      $5,200,000.00           $0.00          7.88000%
X                 $0.00              $0.00           $0.00
X-F               $0.00              $0.00           $0.00
P-F              $50.00             $50.00           $0.00
R                $50.00              $0.00           $0.00          5.51000%
Total $1,000,000,100.00    $936,597,931.42  $22,172,817.71

                Accrued                        Certificate           Ending
               Interest   Realized Loss of        Interest     Current Prin
        Distributed (1)          Principal      Shortfall           Amount
Class
  A-1       $981,925.08                 N/A          $0.00  $492,407,190.04
  A-2       $283,225.53                 N/A          $0.00  $135,582,204.74
  A-3       $109,613.92                 N/A          $0.00   $55,136,763.26
  A-F       $433,714.39                 N/A          $0.00   $92,298,905.67
 A-IO     $2,586,391.01                 N/A         ($0.00) $399,628,802.45
A-F-I        $91,208.33                 N/A          $0.00   $18,500,000.00
  M-1       $142,419.41              $0.00           $0.00   $55,500,000.00
  M-2       $162,605.23              $0.00           $0.00   $51,000,000.00
M-F-1        $28,338.33              $0.00           $0.00    $4,900,000.00
M-F-2        $30,298.33              $0.00           $0.00    $4,900,000.00
    B        $67,462.58              $0.00           $0.00   $17,500,000.00
  B-F        $34,146.67              $0.00           $0.00    $5,200,000.00
    X             $0.00                 N/A          $0.00            $0.00
  X-F             $0.00                 N/A          $0.00            $0.00
  P-F        $54,040.13                 N/A          $0.00           $50.00
    R             $0.00                 N/A          $0.00            $0.00
Total     $5,005,388.94              $0.00          ($0.00) $914,425,113.71

AMOUNTS PER $1,000 UNIT
                                                                   Interest
                                      Prin             Int    Carry-forward
ClassCusip                    Distribution    Distribution           Amount
A-1  22540VWV0                  25.24288324      1.78531833       0.00000000
A-2  22540VWW8                  29.05821703      1.88817020       0.00000000
A-3  22540VWX6                  29.05821703      1.79694951       0.00000000
A-F  22540VWZ1                  21.57948134      4.33714390       0.00000000
A-IO 22540VWY4                   0.00000000      5.80969936       0.00000000
A-F-I22540VXA5                   0.00000000      3.11291229       0.00000000
M-1  22540VXC1                   0.00000000      2.56611550       0.00000000
M-2  22540VXD9                   0.00000000      3.18833784       0.00000000
M-F-122540VXE7                   0.00000000      5.78333265       0.00000000
M-F-222540VXF4                   0.00000000      6.18333265       0.00000000
B    22540VXG2                   0.00000000      3.85500457       0.00000000
B-F  22540VXH0                   0.00000000      6.56666731       0.00000000
X    22540VA85
X-F  22540VA93
P-F  22540VB27
R    22540VXB3                   0.00000000      0.00000000       0.00000000



                                    Ending
                                 Curr Prin
Class                               Amount
A-1                            895.28580007
A-2                            903.88136494
A-3                            903.88136494
A-F                            922.98905674
A-IO                           897.66906444
A-F-IO                         631.39931741
M-1                           1000.00000000
M-2                           1000.00000000
M-F-1                         1000.00000000
M-F-2                         1000.00000000
B                             1000.00000000
B-F                           1000.00000000
X
X-F
P-F                           1000.00000000
R                                0.00000000


     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE4


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA